Exhibit 4.1

EXECUTION VERSION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of January 21, 2010 by and among The Manitowoc Company, Inc., a Wisconsin corporation (the “Borrower”), the Subsidiary Borrowers signatory hereto (together with the Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.            The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of August 25, 2008, as amended (as so amended, the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.

B.            The Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)           The defined term “Consolidated EBIT” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Consolidated EBIT” means, for any period, Consolidated Net Income from continuing operations for such period before deducting therefrom Consolidated Interest Expense for such period (to the extent deducted in arriving at Consolidated Net Income for such period) and provision for taxes based on income (including foreign withholding taxes imposed on interest or dividend payments and state single business, unitary or similar taxes imposed on net income) that were included in arriving at Consolidated Net Income for such period and without giving effect, without duplication, to (a) any extraordinary gains, extraordinary losses or other extraordinary non-cash charges or benefits, (b) any charges arising out of prepayments of the Senior Notes, (c) any gains or losses from sales of assets other than from sales of inventory in the ordinary course of business, (d) fees, expenses and charges incurred or recorded prior to December 31, 2008 in connection with the Acquisition, the Transactions or Divestiture Transactions up to an aggregate amount of $25,000,000, (e)

fees, expenses and charges incurred or recorded after December 31, 2008 and prior to December 31, 2009 in connection with Divestiture Transactions, (f) non-recurring cash severance and non-recurring cash restructuring charges (other than in connection with the Acquisition, the Transactions or Divestiture Transactions) incurred or recorded (i) after September 30, 2008 and on or prior to March 31, 2009 in an aggregate amount up to $25,400,000 and (ii) after March 31, 2009 and on or prior to December 31, 2009 in an aggregate amount up to $26,000,000, (g) non-recurring cash restructuring charges (other than in connection with the Acquisition, the Transactions, the Divestiture Transactions or as permitted by clause (f) of this definition) incurred or recorded on or prior to December 31, 2010 in an aggregate amount up to $20,000,000 and (h) non-recurring cash restructuring charges (other than in connection with the Acquisition, the Transactions, the Divestiture Transactions, as permitted by clause (f) of this definition or as permitted by clause (g) of this definition) incurred or recorded after December 31, 2010 in an aggregate amount up to $15,000,000.

(b)           The defined term “Senior Note Documents” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Senior Note Documents” means the Original Senior Note Documents, the Additional Senior Note Documents, and all other documents executed and delivered with respect any Indebtedness of the Borrower and its Subsidiaries (as applicable) incurred pursuant to Section 6.01(p) and/or 6.01(q) of this Agreement subsequent to the Amendment No. 3 Effective Date.

(c)           The defined term “Senior Notes” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Senior Notes” means the Original Senior Notes, the Additional Senior Notes and any other notes issued pursuant to the Senior Note Documents.

(d)           Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Additional Senior Note Documents” means the Additional Senior Note Indenture and all other documents executed and delivered with respect to the Additional Senior Notes or Additional Senior Note Indenture as in effect on the Amendment No. 3 Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Additional Senior Note Indenture” means the Indenture to be dated on or about the Amendment No. 3 Effective Date, among the Borrower and the other parties thereto, as in effect on the Amendment No. 3 Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Additional Senior Notes” means the Borrower’s Senior Notes issued pursuant to the Additional Senior Note Indenture, as in effect on the Amendment No. 3 Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement dated as of January 21, 2010 by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 3 Effective Date” means the “Effective Date” as defined in Amendment No. 3.

“Original Senior Note Documents” means the Original Senior Note Indenture and all other documents executed and delivered with respect to the Original Senior Notes or Original Senior Note Indenture as in effect on the Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Original Senior Note Indenture” means the Indenture dated as of November 6, 2003, among the Borrower and the other parties thereto, as in effect on the Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Original Senior Notes” means the Borrower’s 7-1/8% Senior Notes due 2013, issued pursuant to the Original Senior Note Indenture, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

(e)           Sub-clause (ii) of Section 5.01(c) of the Credit Agreement is hereby deleted and replaced with the following:

(ii) setting forth reasonably detailed calculations (x)(1) of the amount of “Permitted Indebtedness” (as described in part (2) of the definition thereof in the Original Senior Note Indenture) then outstanding and then permitted to be incurred by the terms of the Original Senior Note Indenture, (2) of the amount of “Permitted Indebtedness” (as described in part (2) of the definition thereof in the Additional Senior Note Indenture) then outstanding and then permitted to be incurred by the terms of the Additional Senior Note Indenture and (3) to the extent applicable, of the amount of “Permitted Indebtedness” (as defined in the applicable Senior Note Document) then outstanding and then permitted to be incurred under this Agreement pursuant to the terms of any other Senior Note Document and (y) demonstrating compliance with Sections 6.07, 6.08, 6.15, 6.16, 6.20 and, commencing with the fiscal quarter ending December 31, 2010, 6.21

(f)            Section 6.01(b) of the Credit Agreement is hereby deleted and replaced with the following:

(b) Indebtedness existing on the Effective Date and set forth in Schedule 6.01, and any subsequently incurred Indebtedness under lines of credit to any Foreign Subsidiaries which were in effect on the Effective Date, as reduced by any permanent repayments of principal thereof, and extensions, renewals and replacements of any such Indebtedness to the extent that such extensions, renewals and replacements do not increase the principal amount or facility amount, as applicable, outstanding at the time of any such extension, renewal or replacement); provided, however, that, as applicable, such Indebtedness shall be repaid in full as indicated on Schedule 6.01;

(g)           Section 6.01(i) of the Credit Agreement is hereby deleted and replaced with the following:

(i)            Indebtedness of Foreign Subsidiaries of the Borrower under lines of credit to any such Foreign Subsidiary from Persons other than the Borrower or any of its Subsidiaries, the proceeds of which Indebtedness are used for such Foreign Subsidiary’s working capital and other general corporate purposes; provided that the aggregate principal amount of all such Indebtedness outstanding at any time for all such Foreign Subsidiaries (excluding Indebtedness existing on the Effective Date and set forth on Schedule 6.01, subsequently incurred Indebtedness under lines of credit to any Foreign Subsidiaries which were in effect on the Effective Date, and refinancings thereof by the applicable Subsidiary or another Subsidiary in the same country to the extent that such refinancings do not increase the amount of the applicable Indebtedness nor provide security not applicable to such scheduled or subsequently incurred Indebtedness, except to the extent secured and/or guaranteed by the Security Documents and/or the other applicable Credit Documents) shall not exceed $30,000,000;

(h)           Section 6.01(n) of the Credit Agreement is hereby amended by deleting the number “$80,000,000” and replacing it with “$100,000,000”.

(i)            Section 6.01(p) of the Credit Agreement is hereby amended by deleting the words “Senior Note Documents” and replacing them with “Original Senior Note Documents”.

(j)            Section 6.05(i) of the Credit Agreement is hereby amended by deleting the number “$80,000,000” and replacing it with “$100,000,000”.

(k)           Section 6.05(j) of the Credit Agreement is hereby amended by deleting the number “$80,000,000” and replacing it with “$100,000,000”.

(l)            Sub-clause (vii)(B) of Section 6.05(m) of the Credit Agreement is hereby deleted and replaced with the following:

(B) the Borrower is in compliance with Sections 6.07, 6.08 and, commencing with the fiscal quarter ending December 31, 2010, 6.21, on a Pro Forma Basis

(m)          Section 6.07 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.07       Minimum Consolidated Interest Coverage Ratio.  The Borrower will not permit the Consolidated Interest Coverage Ratio for any fiscal quarter of the Borrower set forth below to be less than or equal to the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

June 30, 2009 September 30, 2009 December 31, 2009 March 31, 2010	2.75:1.00 2.25:1.00 1.875:1.00 1.75:1.00

June 30, 2010 September 30, 2010 December 31, 2010 March 31, 2011	1.75:1.00 1.80:1.00 1.85:1.00 2.00:1.00

June 30, 2011 September 30, 2011 December 31, 2011 March 31, 2012	2.00:1.00 2.125:1.00 2.25:1.00 2.375:1.00

June 30, 2012 September 30, 2012 December 31, 2012 March 31, 2013	2.50:1.00 2.50:1:00 2.75:1.00 2.75:1.00

June 30, 2013, and thereafter	3.00:1.00

(n)           Section 6.08 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.08       Maximum Consolidated Total Leverage Ratio.  The Borrower will cause the Consolidated Total Leverage Ratio at all times during the fiscal quarters of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

June 30, 2009 September 30, 2009 December 31, 2009 March 31, 2010	5.25:1.00 6.625:1.00 7.125:1.00 7.80:1.00

June 30, 2010 September 30, 2010 December 31, 2010 March 31, 2011	7.80:1.00 7.25:1.00 6.625:1.00 6.50:1.00

June 30, 2011 September 30, 2011 December 31, 2011 March 31, 2012	6.375:1.00 6.25:1.00 5.75:1.00 5.75:1.00

June 30, 2012 September 30, 2012 December 31, 2012 March 31, 2013	5.25:1.00 4.75:1.00 4.50:1.00 4.50:1.00

June 30, 2013 September 30, 2013 December 31, 2013, and thereafter	4.25:1.00 3.75:1.00 3.50:1.00

(o)           Section 6.10 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.10.  Restrictive Agreements.  The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or the other Credit Documents or, only until the Initial Borrowing Date, restrictions or conditions imposed by any of the “Credit Documents” (as defined in the Existing Credit Agreement), (ii) the foregoing shall not apply to restrictions and conditions existing on the Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to restrictions and conditions contained in the Additional Senior Note Documents as in effect on the Amendment No. 3 Effective Date (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) or any restrictions or conditions contained in any Senior Note Documents issued subsequent to the Amendment No. 3 Effective Date; provided that any Senior Note Documents issued subsequent to the Amendment No. 3 Effective Date pursuant to Section 6.01(q)(i) shall be on terms not materially less favorable to the Lenders, taken as a whole, than the terms of the Additional Senior Note Documents, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

(p)           Section 6.21 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.21  Maximum Consolidated Senior Secured Leverage Ratio.  The Borrower will cause the Consolidated Senior Secured Leverage Ratio at all times during the fiscal quarters of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

December 31, 2010 March 31, 2011	5.00:1.00 5.00:1.00

June 30, 2011 September 30, 2011 December 31, 2011 March 31, 2012	5.00:1.00 5.00:1.00 4.25:1.00 4.25:1.00

June 30, 2012 September 30, 2012 December 31, 2012 March 31, 2013	4.00:1.00 3.75:1.00 3.50:1.00 3.25:1.00

June 30, 2013 September 30, 2013 December 31, 2013, and thereafter	3.25:1.00 3.25:1.00 3.00:1.00

2.             Representations, Warranties and Acknowledgments of the Borrowers.  The Borrowers represent and warrant that:

(a)           The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as the enforcement thereof may be subject to  the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b)           Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date);

(c)           After giving effect to this Amendment, no Default has occurred and is continuing.

(d)           The Borrower’s receipt of the net proceeds from the issuance of the Additional Senior Notes constitutes a Prepayment Event under Section 2.12(c) of the Credit Agreement, and the Borrower shall apply such net proceeds to prepay outstanding Term A Borrowings and Term B Borrowings, ratably.  Notwithstanding the 10 Business Day time period permitted by Section 2.12(c) of the Credit Agreement for the making of such prepayment, the Borrower shall use its reasonable best efforts to ensure that such prepayment is made promptly (and in any event within 2 Business Days) upon the Borrower’s receipt of the net proceeds from the issuance of the Additional Senior Notes.

(e)           Attached hereto as Schedule I is a true and complete list of all lines of credit of the Foreign Subsidiaries of the Borrowers which were in effect on the Effective Date (as defined in the Credit Agreement).

3.             Effective Date.  This Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that Section 1 hereof shall not become effective until the date (the “Effective Date”) when the following additional conditions have also been satisfied:

(a)           Each of the Credit Parties shall have executed and delivered to the Administrative Agent a Reaffirmation of Guaranty and Collateral Documents in the form of Exhibit A hereto.

(b)           The Administrative Agent shall have received an executed legal opinion from Foley & Lardner LLP in form and substance satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinion.

(c)           The Borrower shall have paid (i) to the Administrative Agent for the ratable benefit of the Lenders consenting to this Amendment an amendment fee equal to ..075% of the aggregate Revolving Commitments and outstanding Term Loans of each such Lender, in each case determined as of the Effective Date (without giving effect to any prepayment of the Term Loans on the Effective Date), and (ii) to the Administrative Agent for its own account any other separately agreed fees relating hereto.

(d)           The Administrative Agent shall have received evidence of the Borrower’s issuance of the Additional Senior Notes on terms not materially less favorable to the Lenders, taken as a whole, than the terms of the Original Senior Notes in an aggregate principal amount not less than $300,000,000.

(e)           The Borrowers shall have provided such other corporate and other certificates, opinions, documents, instruments and agreements as the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders promptly of the occurrence of the Effective Date and such notice shall be conclusive and binding on all parties hereto.  In the event the Effective Date has not occurred on or before the date that is ninety (90) from the initial date upon which the Required Lenders shall have consented to this Amendment, Section 1 hereof shall not become operative and shall be of no force or effect.

4.             Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           This Amendment shall be deemed to be a Credit Document for all purposes of the Credit Documents.

5.             Costs and Expenses.  The Borrower hereby affirms its obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.             Governing Law.  This Agreement shall be construed in accordance with and governed by the law (without regard to conflict of law provisions) of the State of New York.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

THE MANITOWOC COMPANY, INC.

By	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	Senior Vice President, General Counsel & Secretary

MANITOWOC EMEA HOLDING SARL

By	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	Manager

MANITOWOC HOLDING ASIA SAS

By	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	General Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Mike Kelly
Name:	Mike Kelly
Title:	V.P.

2

[ADDITIONAL LENDER SIGNATURE]

By	AllianceBernstein Income Fund Inc. AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By Sanford C. Bernstein Funds, Inc. — Intermediate Duration Portfolio
AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By Sanford C. Bernstein Funds, Inc. II — Intermediate Duration Institutional Portfolio
AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By ABCLO 2007-1, Ltd. AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By AllianceBernstein Institutional Investments — Senior Loan Portfolio
AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By The Noranda Pension Funds Trust — Bond Fund AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By AllianceBerstein Global Bond Fund AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

By AllianceBernstein Institutional Investments — High-Yield Loan Portfolio (JPY) AllianceBernstein LP, as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LOOMIS SAYLES CLO I, LTD.
As Lender

By:	Loomis, Sayles & Company, L.P., Its Collateral Manager

By:	Loomis Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LOOMIS SAYLES
LEVERAGED SENIOR LOAN FUND LTD.,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Managing Member

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]
Virtus Senior Floating Rate Fund

By	/s/ Daniel J. Moskey
Name:	Daniel J. Moskey, CFA
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Golden Knight II CLO, Ltd., as Lender

By	/s/ Elizabeth Maclean
Name:	Elizabeth Maclean
Title:	PORTFOLIO MANAGER

LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Lord Abbett Investment Trust — Lord Abbett Floating Rate Fund, as Lender

By	/s/ Elizabeth Maclean
Name:	Elizabeth Maclean
Title:	PORTFOLIO MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Global Leveraged Capital Credit Opportunity Fund I, as Lender

Global Leveraged Capital Management, LLC, as Collateral Manager

By	/s/ Christian Giordano
Name:	Christian Giordano
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Bank of America, N.A., successor by merger to Merrill Lynch Bank USA

By	/s/ Brian Lukehart
Name:	Brian Lukehart
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

NATIONWIDE LIFE INSURANCE COMPANY

By	/s/ Ronald R. Serpico
Name:	Ronald R. Serpico
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR Financial CLO 2005-1, Ltd.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR Financial CLO 2005-2, Ltd.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR Financial CLO 2006-1, Ltd.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR Financial CLO 2007-1, Ltd.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR Financial CLO 2007-A, Ltd.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

KKR FI Partners I L.P.

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Oregon Public Employees Retirement Fund

By	/s/ Mark Casanova
Name:	Mark Casanova
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL LYONNAISE DE BANQUE

By	/s/ Guirec Penhoat
Name:	Guirec PENHOAT
Title:	Directeur des Grandes Entreprises

[Amendment No. 3 to Amended and Restated Credit Agreement]

LATITUDE CLO I, LTD

By	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LATITUDE CLO II, LTD

By	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LATITUDE CLO III, LTD

By	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

GANNETT PEAK CLO I, LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

ILLINOIS STATE BOARD OF INVESTMENT
By: McDonnell Investment Management, LLC, as Manager

By	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LIBERTY MUTUAL INSURANCE COMPANY

By	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EMPLOYERS INSURANCE COMPANY OF WAUSAU

By	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

BANK OF NOVA SCOTIA

By	/s/ Paula Czach
Name:	Paula Czach
Title:	Director

SCOTIABANK EUROPE PLC

By	/s/ John O’ Connor
Name:	John O’ Connor
Title:	Head of Credit Administration

KINGSLAND I, LTD.
By: Kingsland Capital Management, LLC as Manager

By	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

[Amendment No. 3 to Amended and Restated Credit Agreement]

KINGSLAND II, LTD.
By: Kingsland Capital Management, LLC as Manager

By	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

[Amendment No. 3 to Amended and Restated Credit Agreement]

KINGSLAND III, LTD.
By: Kingsland Capital Management, LLC as Manager

By	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

[Amendment No. 3 to Amended and Restated Credit Agreement]

KINGSLAND IV, LTD.
By: Kingsland Capital Management, LLC as Manager

By	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

[Amendment No. 3 to Amended and Restated Credit Agreement]

KINGSLAND V, LTD.
By: Kingsland Capital Management, LLC as Manager

By	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

[Amendment No. 3 to Amended and Restated Credit Agreement]

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By	/s/ Scott O’ Connell
Name:	Scott O’ Connell
Title:	Senior Credit Analyst

[Amendment No. 3 to Amended and Restated Credit Agreement]

ROSEDALE CLO II LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By	/s/ Scott O’ Connell
Name:	Scott O’ Connell
Title:	Senior Credit Analyst

[Amendment No. 3 to Amended and Restated Credit Agreement]

LightPoint CLO III, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LightPoint CLO IV, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LightPoint CLO V, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LightPoint CLO VII, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LightPoint CLO VIII, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Marquette US/European CLO, Plc. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Airlie CLO 2006-I, Ltd. as Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Neuberger Berman – Floating Rate Income Fund as Lender

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VII, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners X, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VIII, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners IX, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VI, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Carlyle Credit Partners Financing I, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	VP& General Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

BLT 18 LLC

By	/s/ Ronald Gotz
Name:	Ronald Gotz
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL,
as Additional Lender

By	/s/ Eric Longuet
Name:	Eric Longuet
Title:	Vice President

By	/s/ Nicolas Courtaigne
Name:	Nicolas Courtaigne
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK III CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK IV CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK V CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK VI CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK VII CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK VIII CLO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LANDMARK IX CDO LIMITED
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

GREYROCK CDO, LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund SPC, Series 2007-1

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund Series SPC 2008-1

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund SPC Series 2008-2

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

WATERFRONT CLO 2007-1, LTD.

By	/s/ Robert E. Sydow
Name:	Robert E. Sydow
Title:	President
Grandview Capital Management, LLC
As Investment Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Galaxy CLO 2003-1, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO III, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO IV, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO V, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VI, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VII, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VIII, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO X, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Saturn CLO, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

AIG Bank Loan Fund, Ltd.
By: PineBridge Investments LLC
Its Investment Manager

American International Group, Inc.
By: PineBridge Investments LLC
Its Investment Adviser

By	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Mountain Capital CLO III Ltd.

By	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Mountain Capital CLO IV Ltd.

By	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Mountain Capital CLO V Ltd.

By	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Mountain Capital CLO VI Ltd.

By	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

PPM Monarch Bay Funding LLC

By	/s/ Tara E Kenny
Name:	Tara E Kenny
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

PPM Shadow Creek Funding LLC

By	/s/ Tara E Kenny
Name:	Tara E Kenny
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

SERVES 2006-1, Ltd.

By	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

PPM GRAYHAWK CLO, LTD.

By	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

PPM America, Inc., as Attorney-in-fact, on behalf
of Jackson National Life Insurance Company

By	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

PACIFIC LIFE INSURANCE COMPANY

By	/s/ James P. Leasure
Name:	James P. Leasure
Title:	Assistant Vice President

By	/s/ Gail H. McIntosh
Name:	Gail H. McIntosh
Title:	Assistant Secretary

[Amendment No. 3 to Amended and Restated Credit Agreement]

KDP Asset Management for
Veronica Atkins Marital Trust

By	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Sr. Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KDP Asset Management for
Boeing Co. Employees Retirement Plans Master Trust

By	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Sr. Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KDP Asset Management for
State Retirement and Pension System of Maryland

By	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Sr. Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KDP Asset Management for
Vermont Pension Investment Committee

By	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Sr. Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

NYLIM Flatiron CLO 2003-1 Ltd.			[ADDITIONAL LENDER SIGNATURE]

By:	New York Life Investment Management LLC,
	as Collateral Manager and Attorney-in-Fact		By
Name:
By:	/s/ Robert F. Young		Title:
	Name:	ROBERT F. YOUNG
	Title:	VICE PRESIDENT

NYLIM Flatiron CLO 2004-1 Ltd.			Flatiron CLO 2007-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management, LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert F. Young		By:	/s/ Robert F. Young
	Name:	ROBERT F. YOUNG		Name:	ROBERT F. YOUNG
	Title:	VICE PRESIDENT		Title:	VICE PRESIDENT

NYLIM Flatiron CLO 2005-1 Ltd.			NYLIM Flatiron CLO 2006-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert F. Young		By:	/s/ Robert F. Young
	Name:	ROBERT F. YOUNG		Name:	ROBERT F. YOUNG
	Title:	VICE PRESIDENT		Title:	VICE PRESIDENT

SILVERADO CLO 2006-II LIMITED				NYLIM Institutional Floating Rate Fund L.P.

By:	New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact			By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Robert F. Young			By:	/s/ Robert F. Young
	Name:	ROBERT F. YOUNG		Name:	ROBERT F. YOUNG
	Title:	VICE PRESIDENT		Title:	VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

[ADDITIONAL LENDER SIGNATURE]

MainStay Floating Rate Fund,
a series of Eclipse Funds, Inc.
By
By:	New York Life Investment Management LLC,			Name:
	its Investment Manager			Title:

By:	/s/ Robert F. Young
	Name:		ROBERT F. YOUNG
	Title:		VICE PRESIDENT

MainStay VP Floating Rate Portfolio,
a series of MainStay VP Series Fund, Inc.

By:	New York Life Investment Management LLC, its Investment Manager

	By:	/s/ Robert F. Young
		Name:	ROBERT F. YOUNG
		Title:	VICE PRESIDENT

New York Life Insurance Company

	By:	/s/ Robert F. Young
		Name:	ROBERT F. YOUNG
		Title:	VICE PRESIDENT

New York Life Insurance and Annuity Corporation

	By:	New York Life Investment Management LLC, its Investment Manager

	By:	/s/ Robert F. Young
		Name:	ROBERT F. YOUNG
		Title:	VICE PRESIDENT

[Amendment No. 3 to Amended and Restated Credit Agreement]

U.S. Bank National Association

By	/s/ Jason Nadler
Name:	Jason Nadler
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM III, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM IV, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM V LTD.

By:	Lyon Capital Management LLC, as Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

LCM VI, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Sophie A. Venon
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Sophie A. Venon
Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Ameriprise Certificate Company

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Ameriprise Financial, Inc.

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

California Public Employees’
Retirement System
By: RiverSource Investments, LLC,
its agent

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

RiverSource Blond Series, Inc. -
RiverSource Floating Rate Fund

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

RiverSource Institutional
Leveraged Loan Fund II, L.P.

By: RiverSource Investments, LLC
As Investment Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Secretary

[Amendment No. 3 to Amended and Restated Credit Agreement]

RiverSource Life Insurance Company

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

RiverSource Strategic Allocation
Series, Inc. - RiverSource Strategic
Income Allocation Fund

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Centurion CDO VI, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Centurion CDO VII Limited
By: RiverSource Investments,
LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Centurion CDO 8 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Centurion CDO 9 Limited
By: RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Cent CDO 10 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Cent CDO XI Limited
By: RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Cent CDO 12 Limited
By: RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Cent CDO 14 Limited
By: RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 3 to Amended and Restated Credit Agreement]

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

SOCIETE GENERALE

By	/s/ L. Gueven
Name:	L. Gueven
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By	/s/ RyanVetsch
Name:	RyanVetsch
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

UniCredit Bank AG, New York Branch (fka Bayerische Hypo- und Vereinsbank AG, New York Branch)

By	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Director

By	/s/ Richard Cordover
Name:	Richard Cordover
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE III CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE IV CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE V CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE VI CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE VII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE VIII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

VENTURE IX CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Oppenheimer Senior Floating Rate Fund

By	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

[Amendment No. 3 to Amended and Restated Credit Agreement]

Oppenheimer Master Loan Fund, LLC

By	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

[Amendment No. 3 to Amended and Restated Credit Agreement]

HarbourView CLO 2006-1

By	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

[Amendment No. 3 to Amended and Restated Credit Agreement]

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

M&I Marshall & Ilsley Bank

By	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	VP

By	/s/ James R. Miller
Name:	James R. Miller
Title:	SVP

[Amendment No. 3 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Michael M. Ward
Name:	Michael M. Ward
Title:	Credit & Operations Manager - Syndications Caterpillar Financial Services Corporation

[Amendment No. 3 to Amended and Restated Credit Agreement]

AS LENDERS:

San Bernardino County Employees’ Retirement Association

MacKay Shields Short Duration Alpha Fund

New York Life Insurance Company (Guaranteed Products)

New York Life Insurance Company, GP - Portable Alpha

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Houston Police Officers’ Pension System

MacKay Shields Core Plus Alpha Fund Ltd.

Northrop Grumman Pension Master Trust

By: MacKay Shields LLC as Investment Advisor and not individually

By:	/s/ Dan Roberts
Dan Roberts
Senior Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Grand Central Asset Trust, LBAM Series

By	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-In-Fact

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eagle Creek CLO, Ltd.

By	/s/ Bryan Higgins
Name:	Bryan Higgins
Title:	Authorised Signor

[Amendment No. 3 to Amended and Restated Credit Agreement]

NAVIGARE FUNDING I CLO LTD
By: Navigare Partners LLC
its collateral manager, as Lender

By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

NAVIGARE FUNDING II CLO LTD
By: Navigare Partners LLC
its collateral manager, as Lender

By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

NAVIGARE FUNDING III CLO LTD
By: Navigare Partners LLC
as collateral manager, as Lender

By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

FIFTH THIRD BANK

By	/s/ Tim Adair
Name:	Tim Adair
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Associated Bank, N.A.

By	/s/ Daniel Holzhauer
Name:	Daniel Holzhauer
Title:	Vice President – Senior Lender

[Amendment No. 3 to Amended and Restated Credit Agreement]

Name of Institution:

SunAmerica Senior Floating Rate Fund, Inc. as Lender

By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
Robert J. Toner
Vice President and Counsel

[Amendment No. 3 to Amended and Restated Credit Agreement]

Axa Investment Managers Paris S.A. on behalf of:

Confluent 5 Limited
Matignon Derivatives Loans
MATIGNON LEVERAGED LOANS LIMITED

By	/s/ Olivier Testard
Name:	Olivier Testard
Title:	Head of leveraged loan research

[Amendment No. 3 to Amended and Restated Credit Agreement]

The Sumitomo Trust and Banking Co., Ltd., New York Branch

By	/s/ Frances E. Wynne
Name:	FRANCES E. WYNNE
Title:	SENIOR DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

NATIXIS

By	/s/ Pieter van Tulder
Name:	Pieter van Tulder
Title:	Managing Director

By	/s/ Nicolas Regent
Name:	Nicolas Regent
Title:	Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Flagship CLO III
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Flagship CLO VI
By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

DWS Floating Rate Plus Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

DWS Short Duration Plus Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

SunTrust Bank

By	/s/ David Fournier
Name:	David Fournier
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Amage CLO Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners LLC as it Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Daytona CLO, Ltd
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC as its Asset Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Veyron CLO, Ltd
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Baker Street Funding CLO 2005-I Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Grand Horn CLO Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By:	GE Capital Debt Advisors, LLC., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Mizuho Corporate Bank, Ltd.

By	/s/ Toru Inoue
Name:	Toru Inoue
Title:	Deputy General Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KATONAH VII CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KATONAH IX CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KATONAH 2007-I CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor:

T. Rowe Price Institutional High Yield Fund

Board of Pensions of the Evangelical Lutheran Church in America

IAM National Pension Fund

By: T. Rowe Price Associates, Inc. as investment advisor:

By:	/s/ Jonathan D. Siegel
Name:	Jonathan D. Siegel
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager

By	/s/ Robert Drobny
Name:	ROBERT DROBNY
Title:	Executive Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By	/s/ Robert Drobny
Name:	ROBERT DROBNY
Title:	Executive Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

CIFC Funding 2006 – II, Ltd.
CIFC Funding 2006 – IB, Ltd.

By: Commercial Industrial Finance Corp., its Collateral Manager

By	/s/ Rob Miller
Name:	Rob Miller
Title:	Secretary

[Amendment No. 3 to Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Yasuhiko Imai
Name:	Yasuhiko Imai
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

PT. Bank Negara Indonesia (Persero) Tbk New York Agency

By	/s/ Pieter Siadari
Name:	Pieter Siadari
Title:	General Manager

By	/s/ Jerry Phillips
Name:	Jerry Phillips
Title:	Credit Manager

[Signature Page to Credit Agreement]

JHF II-Multi Sector Bond Fund,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

Stone Harbor LIBOR Plus Total Return Fund,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

Commonwealth of Pennsylvania State Employees Retirement System,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

Stone Harbor Leveraged Loan Portfolio,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

Stone Harbor Sterling Core Plus Bond Fund,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

UBS UK Pension and Life Assurance Scheme,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

San Joaquin County Employees’ Retirement Association,

By	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Portfolio Manager

ZOHAR III, LIMITED

By: Patriarch Partners XV, LLC its Collateral Manager

By	/s/ Lynn Tilton
Name:	Lynn Tilton
Title:	Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

GULF STREAM-COMPASS CLO 2004-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

NEPTUNE FINANCE CCS, LTD. By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Steve Riddell
Name:	Steve Riddell
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

By: Callidus Debt Partners CLO Fund VII, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By	/s/ Ira Ginsburg
Name:	Ira Ginsburg
Title:	Principal

[Amendment No. 3 to Amended and Restated Credit Agreement]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By	/s/ Patrick L. Hartweger
Name:	Patrick L. Hartweger
Title:	Vice President

By	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Assistant Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

CALYON NEW YORK BRANCH

By	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

By	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

COA Financing CLO Ltd.
By: FS COA Management, LLC, as Investment Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Avery Street CLO, Ltd.

By	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Lime Street CLO, Ltd.

By	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Emerson Place CLO, Ltd.

By	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Lender:

PRINCIPAL LIFE INSURANCE COMPANY DBA BOND & MORTGAGE SEPARATE ACCOUNT

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

STATE BOARD OF ADMINISTRATION OF FLORIDA

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

PRINCIPAL FUNDS, INC. – BOND AND MORTGAGE SECURITIES FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

PRINCIPAL GLOBAL INVESTORS TRUST - HIGH YIELD FIXED INCOME FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

PRINCIPAL GLOBAL INVESTORS FUND – HlGH YIELD FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

Lender:

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston
Karen A. Pearston Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke
COLIN PENNYCOOKE, Counsel

Amendment No. 3 to Amended and Restated Credit Agreement

BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eaton Vance CDO VII PLC
By: Eaton Vance Management as Interim Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eaton Vance CDO X PLC
By: Eaton Vance Management As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eaton Vance Credit Opportunities Fund
By: Eaton Vance Management As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc. as Investment Manager

By	/s/ Robert Drobny
Name:	ROBERT DROBNY
Title:	Executive Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

Zodiac Fund – Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management Inc. as Investment Manager

By	/s/ Robert Drobny
Name:	ROBERT DROBNY
Title:	Executive Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

KATONAH X CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

KATONAH VIII CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Vantage CLO, Ltd
By: Stanfield Capital Partners, LLC as its Asset Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:
Title:

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as its Asset Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

LFSIGXG LLC
By: Stanfield Capital Partners LLC as its Sub-Investments Manager

By	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE
LIMITED DURATION INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

GRAYSON & CO
By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

EATON VANCE
VT FLOATING-RATE INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Eaton Vance Medallion
Floating-Rate Income Portfolio
By: Eaton Vance Management As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By

/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust, Each as a Lender

By: Pioneer Investment Management, Inc., As investment advisor to each Lender above

By	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assitant Secretary and Associate General Counsel

Montpelier Investments Holdings Ltd., as a Lender

By: Pioneer Institutional Asset Management, Inc. As investment advisor to the Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assitant Secretary and Associate General Counsel

[Amendment No. 3 to Amended and Restated Credit Agreement]

AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

AMMC CLO VI, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

AMMC VII, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

AMMC VIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

ColumbusNova CLO Ltd. 2006-I

By	/s/ Erik Nelson
Name:	Erik Nelson
Title:	Associate

[Amendment No. 3 to Amended and Restated Credit Agreement]

ColumbusNova CLO Ltd. 2006-II

By	/s/ Erik Nelson
Name:	Erik Nelson
Title:	Associate

[Amendment No. 3 to Amended and Restated Credit Agreement]

ColumbusNova CLO Ltd. 2007-I

By	/s/ Erik Nelson
Name:	Erik Nelson
Title:	Associate

[Amendment No. 3 to Amended and Restated Credit Agreement]

ColumbusNova CLO IV Ltd. 2007-II

By	/s/ Erik Nelson
Name:	Erik Nelson
Title:	Associate

[Amendment No. 3 to Amended and Restated Credit Agreement]

BNP PARIBAS

By	/s/ John Treadwell, Jr.
Name:	John Treadwell, Jr.
Title:	Vice President

By	/s/ Scott Tricarico
Name:	SCOTT TRICARICO
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Blue Shield of California

By	/s/ Guang Alex Yu
Name:	Guang Alex Yu
Title:	Authorized Signatory

Manitowoc

Franklin CLO V, Limited

By	/s/ Guang Alex Yu
Name:	Guang Alex Yu
Title:	Authorized Signatory

Manitowoc

Franklin CLO VI, Limited

By	/s/ Guang Alex Yu
Name:	Guang Alex Yu
Title:	Authorized Signatory

Manitowoc

Franklin Floating Rate Daily Access Fund

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Manitowoc

Franklin Floating Rate Master Series

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Manitowoc

Franklin Templeton Series II Funds Franklin Floating Rate II Fund

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Manitowoc

Franklin Templeton Limited Duration Income Trust

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Manitowoc

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC As Sub-Investment Adviser

By	/s/ Richard J. Vratanina
Name:	Richard J. Vratanina
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

PACIFICA CDO III, LTD.
PACIFICA CDO IV, LTD.
PACIFICA CDO V, LTD.
PACIFICA CDO VI, LTD.
WESTWOOD CDO I, LTD.
WESTWOOD DCO II, LTD.

By	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENI EENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

TD Bank, N.A.

By	/s/ Deborah Gravinese
Name:	Deborah Gravinese
Title:	Senior Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

BELL ATLANTIC MASTER TRUST
By: TCW Asset Management Company, As Investment Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

CELERITY CLO LTD.
By: TCW Asset Management Company, as Agent

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

FARAKER INVESTMENT PTE LTD.
By: TCW Asset Management Company, as Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

FIRST 2004-II CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

ILLINOIS STATE BOARD OF INVESTMENT
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

MAC CAPITAL, LTD.
By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

RGA Reinsurance Company
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

Trust Company of the West,
As trustee of TCW Capital Trust

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

TCW CREDIT OPPORTUNITIES FUND I B, L.P.
TCW Asset Management Company as Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

TCW Credit Opportunities Fund, L.P.
By: TCW Asset Management Company as Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

TCW Senior Secured Floating Rate Loan Fund, L.P.
By: TCW Asset Management Company, as its Investment

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

TCW Senior Secured Loan Fund, LP
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

Palmetto Investors Master Fund, LLC.
By: TCW Asset Management Company, As its Managing Member

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

VELOCITY CLO LTD.
By: TCW Asset Management Company, as Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

VITESSE CLO LTD.
By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

WEST BEND MUTUAL INSURANCE COMPANY
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

[Amendment No. 3 to Amended and Restated Credit Agreement]

Siemens Financial Services, Inc.

By	/s/ Anthony Casciano
Name:	Anthony Casciano
Title:	Managing Director

By	/s/ Douglas Maher
Name:	Douglas Maher
Title:	Managing Director

[Amendment No. 3 to Amended and Restated Credit Agreement]

BURR RIDGE CLO Plus LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LONG GROVE CLO, LIMITED.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

BRIDGEPORT CLO II LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

DFR MIDDLE MARKET CLO Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Nantucket CLO I Ltd
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Race Point IV CLO, Ltd By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

SSS Funding II
By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Managed Account (PSERS), L.P.

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Future Fund Board of Guardians
By: Sankaty Advisors, LLC As Its Investment Advisor

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Sankaty Senior Loan Fund, L.P.

By	/s/ Alan K. Halfenger
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

[Amendment No. 3 to Amended and Restated Credit Agreement]

Bayerische Landesbank

By	/s/ Suyash Upreti
Name:	Suyash Upreti
Title:	Vice President

By	/s/ Paul R. Casino
Name:	Paul R. Casino
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]

Harch CLO II Limited

By	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Harch CLO III Limited

By	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

Clydesdale CLO 2004, Ltd.

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Clydesdale CLO 2005, Ltd.

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Clydesdale CLO 2006, Ltd.

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Clydesdale CLO 2007, Ltd.

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Clydesdale Strategic CLO I, Ltd.

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 3 to Amended and Restated Credit Agreement]

NCRAM Senior Loan Trust 2005

By	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT ADVISER

[Amendment No. 3 to Amended and Restated Credit Agreement]

Avenue CLO IV, Limited
Avenue CLO V, Limited
Avenue CLO VI, Limited

By	/s/ Sriram Balakrishnan
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Green Island CBNA Loan Funding LLC

By	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

[Amendment No. 3 to Amended and Restated Credit Agreement]

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CELTS CLO 2007-1 LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

AJM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. As the Asset Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[Amendment No. 3 to Amended and Restated Credit Agreement]

CCA EAGLE LOAN MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 3 to Amended and Restated Credit Agreement]

REGATTA FUNDING LTD
By: Citi Alternative Investments LLC, attorney-in-fact

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 3 to Amended and Restated Credit Agreement]

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 3 to Amended and Restated Credit Agreement]

WhiteHorse IV, Ltd.
By WhiteHorse Capital Partners, L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By	/s/ Ethan M. Underwood, CFA
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

[Amendment No. 3 to Amended and Restated Credit Agreement]

Grand Central Asset Trust, Cameron I Series

By	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

[Amendment No. 3 to Amended and Restated Credit Agreement]

1776 CLO I, LTD.

By	/s/ Jim Reilly
Name:	Jim Reilly
Title:

[Amendment No. 3 to Amended and Restated Credit Agreement]

The Northern Trust Company

By	/s/ Peter Hallan
Name:	Peter Hallan
Title:	Vice President

[Amendment No. 3 to Amended and Restated Credit Agreement]